Exhibit 10.2

Execution Version

GUARANTY

dated as of

June 13, 2023

among

SABRE FINANCING HOLDINGS, LLC,

as Holdings

CERTAIN SUBSIDIARIES OF SABRE GLBL INC.

IDENTIFIED HEREIN

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Administrative Agent

(i)

(ii)

GUARANTY dated as of June 13, 2023, among SABRE FINANCING HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), certain Subsidiaries of SABRE GLBL INC. (“Sabre GLBL”) from time to time party hereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, pursuant to the Term Loan Credit Agreement effective as of June 13, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SABRE FINANCIAL BORROWER, LLC (the “Borrower”), Holdings, Wilmington Trust, National Association, as Administrative Agent, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), the Lenders have agreed to extend term loans to the Borrower subject to the terms and conditions set forth in the Credit Agreement;

WHEREAS, each of Holdings, Sabre GLBL and each Subsidiary party hereto is an affiliate of the Borrower and will derive substantial benefits from the term loans to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit; and

WHEREAS, as an inducement to and as one of the conditions precedent to the obligation of the Lenders to make their respective term loans to the Borrower under the Credit Agreement, the Administrative Agent and the Lenders have required that the Guarantors shall have executed and delivered this Agreement to the Administrative Agent.

NOW, THEREFORE, in consideration of the premises and to induce the Lenders and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Guarantor hereby agrees with the Administrative Agent that the Guaranty shall be and is as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 1.2 Other Defined Terms.

As used in this Agreement, the following terms have the meanings specified below:

“Administrative Agent” means Wilmington Trust, National Association, in its capacity as administrative agent and collateral agent under any of the Loan Documents, or any successor administrative agent or collateral agent.

“Agreement” means this Guaranty.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto.

“Capitalization Date” means any date on which interest accruing on the Loans is capitalized in accordance with the terms of the Credit Agreement.

“Claiming Party” has the meaning assigned to such term in Section 3.2.

“Contributing Party” has the meaning assigned to such term in Section 3.02.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Guaranteed Obligations” means the Obligations (as defined in the Credit Agreement).

“Guarantor” means Holdings and each direct or indirect subsidiary of Sabre GLBL organized or incorporated in the Security Jurisdictions that are listed in Annex A hereto, and each party that becomes a party to this Agreement and provides a guaranty hereunder after the Closing Date in accordance with Section 4.13.

“Guaranty Parties” means, collectively, Borrower and each Guarantor and “Guaranty Party” means any one of them.

“Guaranty Supplement” means an instrument in the form of Exhibit I hereto.

“Holdings” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Initial Amount” means $400,000,000 as increased from time to time on a dollar-for dollar basis on each Capitalization Date by an amount equal to the amount of such interest which has accrued and has been capitalized on that Capitalization Date in respect of a principal amount of the Loans equal to $400,000,000 as increased as a result of previous capitalizations of interest on Capitalization Dates which have occurred prior to that Capitalization Date in accordance with the terms of this definition.

“Process Agent” has the meaning assigned to such term in Section 4.8.

“Subsidiary Guarantor” means each Subsidiary Guarantor, as defined in the Credit Agreement.

ARTICLE II

GUARANTY

Section 2.1 Guaranty.

Each Guarantor irrevocably, absolutely and unconditionally guaranties, jointly with the other Guarantors and severally, the due and punctual payment and performance of the Guaranteed Obligations, in each case, whether such Guaranteed Obligations are now existing or hereafter incurred under, arising out of any Loan Document whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or with any other Loan Documents. To the fullest extent permitted by applicable law, each of the Guarantors further agrees that the Guaranteed Obligations may be extended, increased or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guaranty notwithstanding any extension, increase or renewal, in whole or in part, of any Guaranteed Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to any Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guaranty and notice of protest for nonpayment.

Section 2.2 Guaranty of Payment.

Each of the Guarantors further agrees that its guaranty hereunder constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Guaranteed Obligations, or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower or any other Person.

Section 2.3 Continuing Guarantee.

This guaranty is a continuing guarantee and will extend to the ultimate balance of sums payable by any Loan Party in respect of the Guaranteed Obligations, regardless of any intermediate payment or discharge in whole or in part.

Section 2.4 Waiver of Defenses and No Limitations.

(a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 4.12 and any express limitations provided in this Agreement, the obligations of each Guarantor hereunder shall not be affected by any act, omission, matter or thing which but for the provisions of this Agreement would reduce, release or prejudice any of its obligations under this Agreement (without limitation and whether or not known to it or the Administrative Agent or any other

Secured Party) and/or subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations, or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment, modification, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement and including, without limitation, any change in the purpose of, any extension of or increase in any facility or the addition of any new facility under any Loan Document or other document or security; (iii) the release of any security held by the Administrative Agent or any other Secured Party for the Guaranteed Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations; (v) any time, waiver or consent granted to, or composition with, any Loan Party or other person; (vi) the release of any Loan Party or any other person under the terms of any composition or arrangement with any creditor of any member of the Group; (vii) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Loan Party or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realize the full value of any security; (viii) any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of a Loan Party or any other person; (ix) any unenforceability, illegality or invalidity of any obligation of any person under any Loan Document or any other document or security; (x) subject to mandatory provisions of applicable law, any bankruptcy, reorganization, insolvency or similar proceedings or (xi) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all subject to and in accordance with the Collateral Documents and the other Loan Documents and all without affecting the obligations of any Guarantor hereunder. Without prejudice to the generality of the foregoing but subject to the final paragraph of this Article II, each Guarantor expressly confirms that it intends that the guaranty granted by it under this Agreement shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to any of the Loan Documents and/or any facility or amount made available under any of the Loan Documents for the purposes of or in connection with any of the following: business acquisitions of any nature;

increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Guaranty Party or the unenforceability of the Guaranteed Obligations, or any part thereof from any cause, or the cessation from any cause of the liability of any Guaranty Party, other than the indefeasible payment in full in cash of all the Guaranteed Obligations. The Administrative Agent and the other Secured Parties may, in accordance with the terms of the Collateral Documents and at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Guaranty Party or exercise any other right or remedy available to them against any Guaranty Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Guaranty Party, as the case may be, or any security.

Section 2.5 Reinstatement.

Each of the Guarantors agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment or discharge, or any part thereof, of any Guaranteed Obligation, is rescinded, invalidated, set aside, avoided or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of any Loan Party or otherwise.

Section 2.6 Agreement To Pay; Subrogation.

In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Guaranty Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the Secured Parties in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against any Guaranty Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III herein.

Section 2.7 Immediate Recourse.

(a) Each Guaranty Party waives any right it may have of first requiring the Administrative Agent or any other Secured Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any Person before claiming from that Guaranty Party pursuant to the terms of this Agreement.

(b) The Administrative Agent shall not be required to marshal any present or future collateral security (including, but not limited to, the Collateral) for, or other assurances of payment of, the Guaranteed Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Administrative Agent’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Guaranty Party lawfully may, such Guaranty Party hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Administrative Agent’s rights under this Agreement or under any other instrument guaranteeing the Guaranteed Obligations or creating or evidencing any of the Total Secured Obligations or under which any of the Guaranteed Obligations is outstanding or by which any of the Total Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Guaranty Party hereby irrevocably waives the benefits of all such laws.

Section 2.8 Additional Security.

The guarantees granted under this Agreement are in addition to and is not in any way prejudiced by any other guaranty or security now or subsequently held by the Administrative Agent or any other Secured Party.

Section 2.9 Appropriations.

Until all amounts which may be or become payable by the Loan Parties in respect of the Guaranteed Obligations have been irrevocably paid in full, each of the Administrative Agent or any other Secured Party may: (i) refrain from applying or enforcing any other moneys, security or rights held or received by it (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and (ii) hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor’s liability under this Agreement.

Section 2.10 Information.

Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of each Guaranty Party and other member of the Group, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

Section 2.11 Closing Date Guarantee Limitations.

(a) Guaranty Limitation – Australia.

Notwithstanding any other provision of this Guaranty or any other Loan Document, with respect to each Australian Guarantor only, the guaranty granted by that Australian Guarantor under this Guaranty shall not apply or extend to any liability to the extent it would result in the guaranty granted by that Australian Guarantor constituting financial assistance which is prohibited by Part 2J.3 of the Australian Corporations Act.

(b) Guaranty Limitation – England.

Notwithstanding any other provision of this Guaranty or any other Loan Document, with respect to each English Guarantor only, the guaranty granted by that English Guarantor under this Guaranty shall not apply or extend to any liability to the extent it would result in the guaranty granted by that English Guarantor constituting unlawful financial assistance within the meaning of sections 678 or 679 of the Companies Act 2006.

(c) Guaranty Limitation – Luxembourg.

Notwithstanding any other provision of this Guaranty or any other Loan Document, with respect to each Luxembourg Guarantor only, the maximum liability of a Luxembourg Guarantor for the Obligations of any Loan Party which is not a direct or indirect Subsidiary of such Luxembourg Guarantor shall be limited at any time to a recovery not exceeding 95 per cent. of such Luxembourg Guarantor’s net assets calculated as (x) the value of the assets of such Luxembourg Guarantor decreased by (y) any liabilities owed by that Luxembourg Guarantor to any third party creditor (excluding, for the avoidance of any doubts, any liabilities owed by such Luxembourg Guarantor to any other member of the Group) (the “Net Assets”).

The Net Assets value shall be determined as the highest of the calculations made on the basis of:

(i) the latest annual accounts of such Luxembourg Guarantor available as at the date of this Guaranty; and

(ii) the latest annual accounts of such Luxembourg Guarantor available as at the date on which a demand for payment is made in respect of the guaranty granted by such Luxembourg Guarantor.

Where, for the purpose of the above determinations, no duly established annual accounts are available for the relevant reference period (which, for the avoidance of doubt, includes a situation where, in respect of the determination to be made above, no final annual accounts have been established in due time in respect of the then most recently ended financial year), the relevant Luxembourg Guarantor shall, promptly establish unaudited interim accounts (as of the date of the end of the then most recent financial quarter) or annual accounts (as applicable) duly established in accordance with generally accepted accounting principles in Luxembourg. If the Luxembourg Guarantor fails to provide such unaudited interim accounts or annual accounts (as applicable) within 30 (thirty) business days as from the request of the Administrative Agent or any Lender, the Administrative Agent (acting on the instructions of the Required Lenders) may appoint an approved statutory auditor (réviseur d’entreprises agréé) or an independent reputable investment bank which shall make the determination of the Net Assets amounts based on such available elements and facts as deemed relevant by it at such time.

The above limitation shall not apply to any amounts borrowed by, or made available to, in any form whatsoever, the Luxembourg Guarantor or any of its direct or indirect present or future subsidiaries under any Loan Document.

(d) Guaranty Limitation – Singapore.

Notwithstanding any other provision of this Guaranty or any other Loan Document, with respect to each Singapore Guarantor only, the guaranty granted by that Singapore Guarantor under this Guaranty shall not apply or extend to any liability to the extent it would result in the guaranty granted by that Singapore Guarantor constituting unlawful financial assistance within the meaning of section 76 of the Companies Act 1967 of Singapore.

For the purposes of this Section 2.11:

“Australian Guarantor” means any Guarantor incorporated or formed in Australia.

“English Guarantor” means any Guarantor incorporated or formed in England and Wales.

“Luxembourg Guarantor” means any Guarantor incorporated, registered or having its center of main interest in Luxembourg.

“Singapore Guarantor” means any Guarantor incorporated or formed in Singapore.

Section 2.12 Post-Closing Guarantee Limitations.

To the extent that the jurisdiction of formation or incorporation of any Subsidiary Guarantor that becomes a party to this Agreement pursuant to Section 4.13 requires additional local law provisions with respect to such new Subsidiary Guarantor’s guarantee obligations, such provisions, set out in the Guaranty Supplement (if any), shall be deemed automatically incorporated and shall apply to any Subsidiary Guarantor formed or incorporated in that jurisdiction by reference into this Section 2.12.

Section 2.13 Subsidiary Guarantor Aggregate Liability Cap.

Notwithstanding anything in this Agreement or any other Loan Document, the maximum aggregate liability of the Subsidiary Guarantors under this Agreement and the other Loan Documents shall not exceed an amount equal to the sum of (a) the Initial Amount at the time of determination plus (b) the amount of interest accrued but unpaid and not capitalized at the time of determination in respect of a principal amount of the Loans equal to the Initial Amount as of the time of determination.

ARTICLE III

INDEMNITY, SUBROGATION AND SUBORDINATION

Section 3.1 Indemnity and Subrogation.

In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.3), the Borrower agrees that in the event a payment of an obligation shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

Section 3.2 Contribution and Subrogation.

Each Guarantor (a “Contributing Party”) agrees (subject to Section 3.3) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Guaranteed Obligation and such other Guarantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 3.1, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 4.13, the date of the Guaranty Supplement hereto executed and delivered by such Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.2 shall be subrogated to the rights of such Claiming Party to the extent of such payment. Each Guarantor recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive, to the fullest extent permitted by applicable law, its contribution right against any other Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Lenders.

Section 3.3 Subordination.

(a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 3.1 and 3.2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be, without prejudice to any conflicting provisions in the Collateral Documents, fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations and, unless the Administrative Agent otherwise directs, until the indefeasible payment in full in cash of the Guaranteed Obligations no Guarantor may exercise any rights which it may have by reason of performance by it of its obligations under the Loan Documents or by reason of any amount being payable, or liability arising, under this Agreement (i) to be indemnified by any Loan Party; (ii) to claim any contribution from any other Guarantor; (iii) to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Secured Parties under the Loan Documents or of any other guarantee or security taken pursuant to, or in connection with, the Loan Documents by any Secured Party; (iv) to bring legal or other proceedings for an order requiring any Loan Party to make any payment, or perform any obligation, in respect of which any Guarantor has given a guarantee, undertaking or indemnity under the Loan Documents; and (v) to exercise any right of set-off against any Loan Party; and/or to claim or prove as a creditor of any Loan Party in competition with any Secured Party; provided that if any amount shall be paid to such Guarantor on account of such subrogation rights at any time prior to the irrevocable payment in full of the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in connection with Section 9.03 of the Credit Agreement. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.1 and 3.2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Notices.

All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 11.02 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 11.02 of the Credit Agreement.

Section 4.2 Waivers; Amendment.

(a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this

Agreement or consent to any departure by any Guaranty Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.2, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time. No notice or demand on any Guaranty Party in any case shall entitle any Guaranty Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Guaranty Party or Guaranty Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 11.01 of the Credit Agreement.

Section 4.3 Fees and Expenses, Indemnification.

(a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 11.04 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Guaranty Party agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 11.05 of the Credit Agreement) against, and hold each Indemnitee harmless from and reimburse them in respect of, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, the enforcement of any rights or remedies under this Agreement, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or Related Indemnified Person of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 4.3 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 4.3 shall be payable within 10 days of written demand therefor.

Section 4.4 Survival of Agreement.

All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension and shall continue in full force and effect as long as any Loan or any other Guaranteed Obligation hereunder shall remain unpaid or unsatisfied.

Section 4.5 Counterparts; Effectiveness; Successors and Assigns; Several Agreement.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a one and the same instrument. Delivery by facsimile transmission or other electronic communication of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Agents may also require that any such documents and signatures delivered by facsimile transmission or other electronic communication be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile transmission or other electronic communication. This Agreement shall become effective as to any Guaranty Party when a counterpart hereof executed on behalf of such Guaranty Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guaranty Party and the Administrative Agent and their respective successors and assigns permitted thereby, and shall inure to the benefit of such Guaranty Party, the Administrative Agent and the other Secured Parties and their respective successors and assigns permitted thereby, except that no Guaranty Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Guaranty Party and may be amended, restated, modified, supplemented, waived or released with respect to any Guaranty Party without the approval of any other Guaranty Party and without affecting the obligations of any other Guaranty Party hereunder.

Section 4.6 Severability.

If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.7 Right of Set-Off.

In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates is authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being waived by the Borrower (on its own behalf and on behalf of each Guarantor and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Guaranteed Obligations owing to such Lender and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Guaranteed Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such set off and application. The rights of the Administrative Agent, each Lender under this Section 4.7 are in addition to other rights and remedies (including other rights of set off) that the Administrative Agent and such Lender may have.

Section 4.8 Governing Law; Jurisdiction; Consent to Service of Process.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF HOLDINGS, EACH OTHER GUARANTOR AND THE ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF HOLDINGS, EACH OTHER GUARANTOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(d) Each Loan Party party to this Agreement, that is appointed by another Loan Party as an agent for service of process under or in relation to any Loan Document (each a “Process Agent”) hereby irrevocably and unconditionally acknowledges and accepts such appointment (and any obligations related thereto). Each Process Agent shall ensure that documents to be served to the relevant Loan Party may validly be served by delivery to that Process Agent. Each Process Agent shall promptly notify any respective counterparty (including, for the avoidance of doubt, the Administrative Agent) under the relevant Loan Document of any change of address, accept any documents delivered to it and fulfil any requirements as a process agent pursuant to any applicable law.

Section 4.9 WAIVER OF JURY TRIAL.

EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 4.10 Headings.

Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 4.11 Guaranty Absolute.

To the fullest extent permitted by applicable law, all rights of the Administrative Agent hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guaranty securing or guaranteeing all or any of the Guaranteed Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Guaranteed Obligations or this Agreement.

Section 4.12 Termination or Release.

(a) This Agreement and the Guaranties made herein shall terminate with respect to all Guaranteed Obligations when all the outstanding Guaranteed Obligations (other than contingent indemnification obligations not yet accrued and payable) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement.

(b) A Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary or is designated as an Unrestricted Subsidiary of Borrower pursuant to the terms of the Credit Agreement; provided that the Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and provided that no Acceleration Event has occurred.

(c) A Guarantor (other than Holdings) shall automatically be released from its obligations hereunder if such Guarantor ceases to be a Restricted Subsidiary pursuant to the terms of the Credit Agreement, provided that no Acceleration Event has occurred.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 4.12, the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 4.12 shall be without recourse to or warranty by the Administrative Agent.

(e) At any time that the Borrower desires that the Administrative Agent take any of the actions described in immediately preceding paragraph (d), it shall, upon request of the Administrative Agent, deliver to the Administrative Agent and the Lenders an officer’s certificate certifying that the release of the respective Guarantor is permitted pursuant to paragraph (a), (b) or (c) (and the Secured Parties, by accepting the benefits hereof, hereby authorize and direct the Administrative Agent to rely on such certificate (in the absence of any written objection received by the Administrative Agent from the Required Lenders prior to the Administrative Agent taking any action requested under the preceding paragraph (d)) in performing its obligations under the preceding paragraph (d)).

Section 4.13 Additional Subsidiaries.

Pursuant to and subject to Sections 6.11, 6.12 and 6.20 of the Credit Agreement, certain Subsidiaries of Sabre GLBL and/or the Loan Parties that were: (i) not in existence; (ii)organized in a Post-Closing Jurisdiction;(iii) Excluded Subsidiaries; or (iv) not required to become Guarantors pursuant to the terms of the Agreed Guaranty and Security Principles, in each case, on the date of the Credit Agreement are required to enter in this Agreement as Guarantors: (A) upon becoming Subsidiaries; (B) upon ceasing to be Excluded Subsidiaries; or (C) upon satisfying the criteria set out in the Collateral and Guarantee Requirements and Agreed Guaranty and Security Principles, promptly or, if applicable, within the time period specified in the Credit Agreement , by execution and delivery of a Guaranty Supplement by the Administrative Agent and such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guaranty Party hereunder. The rights and obligations of each Guaranty Party hereunder shall remain in full force and effect notwithstanding the addition of any new Guaranty Party as a party to this Agreement.

Section 4.14 [Reserved]

Section 4.15 Release of Guarantors’ Right of Contribution.

If any Guarantor (a “Retiring Guarantor”) ceases to be a Guarantor in accordance with the terms of the Loan Documents for the purpose of any Disposition of that Retiring Guarantor in accordance with the terms of the Loan Documents, then on the date such Retiring Guarantor ceases to be a Guarantor:

(a) that Retiring Guarantor is released by each other Guarantor from any liability (whether past, present or future and whether actual or contingent) to make a contribution to any other Guarantor arising by reason of the performance by any other Guarantor of its obligations under the Loan Documents; and

(b) each other Guarantor waives any rights it may have by reason of the performance of its obligations under the Loan Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Secured Parties under any Loan Document or of any other security taken pursuant to, or in connection with, any Loan Document where such rights or security are granted by or in relation to the assets of the Retiring Guarantor.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SABRE FINANCING HOLDINGS, LLC,

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

[Signature Page to Guaranty - SPV]

SABRE GLOBAL TECHNOLOGIES LIMITED

By:	/s/ Robert Mendis
Name: Robert Mendis
Title: Director

SABRE EMEA MARKETING LIMITED

By:	/s/ Roshan Mendis
Name: Roshan Mendis
Title: Director

SABRE UK MARKETING LIMITED

By:	/s/ Roshan Mendis
Name: Roshan Mendis
Title: Director

[Signature Page to Guaranty - SPV]

EXECUTED by SABRE TRAVEL NETWORK

(AUSTRALIA) PTY LIMITED in accordance with

s 127 Corporations Act 2001 (Cth)

/s/ Nicole Steffanie Regel	/s/ Brett Scott Thorstad
Signature of director	Signature of director/company secretary

Nicole Steffanie Regel	Brett Scott Thorstad
Name of director	Name of director / company secretary

EXECUTED by SABRE AUSTRALIA
TECHNOLOGIES I PTY LIMITED in accordance
with s 127 Corporations Act 2001 (Cth)

/s/ Nicole Steffanie Regel	/s/ Brett Scott Thorstad
Signature of director	Signature of director/company secretary

Nicole Steffanie Regel	Brett Scottt Thorstad
Name of director	Name of director / company secretary

[Signature Page to Guaranty - SPV]

SABRE ASIA PACIFIC PTE. LTD.

By:	/s/ Brian Scott Evans
Name: Brian Scott Evans
Title: Director

SABRE TECHNOLOGY HOLDINGS PTE. LTD

By:	/s/ Brian Scott Evans
Name: Brian Scott Evans
Title: Director

SABRE MARKETING PTE. LTD

By:	/s/ Chin Yaa Khim
Name: Chin Yaa Khim
Title: Director

[Signature Page to Guaranty - SPV]

SABRE FINANCE (LUXEMBOURG) S.Á. R.L.

By:	/s/ Brian Evans
Name: Brian Evans
Title: Class A Manager

SABRE HOLDINGS (LUXEMBOURG) S.A. R.L.

By:	/s/ Brian Evans
Name: Brian Evans
Title: Class A Manager

SABRE AS (LUXEMBOURG) S.Á. R.L.

By:	/s/ Brian Evans
Name: Brian Evans
Title: Class A Manager

SABRE INTERNATIONAL (LUXEMBOURG) S.Á. R.L.

By:	/s/ Brian Evans
Name: Brian Evans
Title: Class A Manager

[Signature Page to Guaranty - SPV]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day first written above.

SABRE FINANCIAL BORROWER, LLC,

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

[Signature Page to Guaranty - SPV]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION,

By:	/s/ David Bergstrom
Name: David Bergstrom
Title: Vice President

[Signature Page to Guaranty - SPV]

ANNEX A

GUARANTORS

Annex A

EXHIBIT I

Exhibit I - 1